FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

ADCPB BALANCE

Prior Month ADCPB                                           85,794,661.59
Initial ADCPB                                               85,790,915.00
Current Month ADCPB (Before addition of New Property)       83,926,280.68
Base Principal Amount (Prior - Current)                      1,868,380.92
Add:  ADCPB of New Transferred Property                      1,868,381.06
Ending ADCPB (Current + ADCPB of New Property)              85,794,661.74

CLASS A INTEREST SCHEDULE

    Prior Month Class A Principal Balance                   73,780,187.00
    Class A Certificate Rate                                         6.85%
    One twelfth of Class A Certificate Rate                          0.57%
    Class A Certificate Interest                               421,161.90
    Prior Month Class A Overdue Interest                             0.00

    Class A Interest Due                                       421,161.90
    Class A Interest Paid                                      421,161.90

    Current Month Class A Overdue Interest                           0.00

CLASS A PRINCIPAL SCHEDULE

    Prior Month Class A Principal Balance                   73,780,187.00
    Class A Percentage                                              86.00%
    Base Principal Amount                                    1,868,380.92
    Class A Base Principal Distribution Amount                       0.00
    Prior Month Class A Overdue Principal                            0.00
    Total A Note Principal Due                                       0.00

    Class A Principal Paid                                           0.00

    Class A Overdue Principal                                        0.00

    Current Month Class A Principal Balance                 73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


CLASS B-1 INTEREST SCHEDULE

    Prior Month Class B-1 Principal Balance                  3,431,637.00
    Class B-1 Certificate Rate                                       7.63%
    One twelfth of Class B-1 Certificate Rate                        0.64%
    Class B-1 Certificate Interest                              21,819.49
    Prior Month Class B-1 Overdue Interest                           0.00

    Class B-1 Interest Due                                      21,819.49
    Class B-1 Interest Paid                                     21,819.49

    Current Month Class B-1 Overdue Interest                         0.00

CLASS B-1 PRINCIPAL SCHEDULE

    Prior Month Class B-1 Principal Balance                  3,431,637.00
    Class B-1 Percentage                                             4.00%
    Base Principal Amount                                    1,868,380.92
    Class B-1 Base Principal Distribution Amount                     0.00
    Prior Month B-1 Overdue Principal                                0.00
    Total B-1 Note Principal Due                                     0.00

    Class B-1 Principal Paid                                         0.00


    Class B-1 Overdue Principal                                      0.00

    Current Month Class B-1 Principal Balance                3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


CLASS B-2 INTEREST SCHEDULE

    Prior Month Class B-2 Principal Balance                  3,431,637.00
    Class B-2 Certificate Rate                                       8.17%
    One twelfth of Class B-2 Certificate Rate                        0.68%
    Class B-2 Certificate Interest                              23,363.73
    Prior Month Class B-2 Overdue Interest                           0.00

    Class B-2 Interest Due                                      23,363.73
    Class B-2 Interest Paid                                     23,363.73

    Current Month Class B-2 Overdue Interest                         0.00

CLASS B-2 PRINCIPAL SCHEDULE

    Prior Month Class B-2 Principal Balance                  3,431,637.00
    Class B-2 Percentage                                             4.00%
    Base Principal Amount                                    1,868,380.92
    Class B-2 Base Principal Distribution Amount                     0.00
    Prior Month B-1 Overdue Principal                                0.00
    Total B-1 Note Principal Due                                     0.00

    Class B-2 Principal Paid                                         0.00

    Class B-2 Overdue Principal                                      0.00

    Current Month Class B-2 Principal Balance                3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


SERVICING FEE SCHEDULE

    Prior Month ADCPB                             85,794,662
    Servicer Fee Rate                                 0.5000%
    One-twelfth                                       0.0417%
    Servicer Fee                                   35,747.78

    Prior Servicer Fee Arrearage                        0.00
    Servicer Fee Due                               35,747.78

    Servicer Fee Paid                              35,747.78

    Current Servicing Fee Arrearage                     0.00

BACK-UP SERVICING FEE SCHEDULE

    Prior Month ADCPB                             85,794,662
    Back-Up Servicer Fee Rate                         0.0130%
    One-twelfth                                       0.0011%
    Back-up Servicer Fee                              929.44

    Prior Back-Up Servicer Fee Arrearage                0.00
    Total Back-Up Servicer Fee Due                    929.44

    Back-Up Servicer Fee Paid                         929.44

    Current Back-Up Servicing Fee Arrearage             0.00


TRUSTEE FEE SCHEDULE

    Trustee Fee                                       291.67
    Trustee Fee Rate                                  0.0100%

    Prior Trustee Fee Arrearage                         0.00
    Total Trustee Fee Due                             291.67

    Trustee Fee Paid                                  291.67

    Current Trustee Fee Arrearage                       0.00


CERTIFICATE PREMIUM SCHEDULE

    Class A Certificate Principal Balance      73,780,187.00
    Monthly Premium Rate                              0.0208%
    Prior Premium Arrearage                             0.00
    Premium Amount Due                             15,371.00

    Premium Amount Paid                            15,371.00

    Current Premium Arrearage                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

Restricting Event Calculations

      (a)  Event of Servicer Termination (Yes/No)                   No
                                                               -------------

      (b)  Certificate Insurer makes an Insured Payment             No
                                                               -------------

      (a)  Gross Charge-Off Event (Yes/No)                          No
                                                               -------------

      (b)  Delinquency Trigger Event                                No
                                                               -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             GROSS                                  GROSS                               MONTHLY
                            DEFAULTS         RECOVERIES          CHARGE-OFFS        ADCPB             CHARGE-OFFS
                            --------         ----------          -----------        -----             -----------

           2 months prior     344,696         344,696                  0         83,931,117              0.00%
           1 month prior      140,393         140,393                  0         84,082,027              0.00%
           Current            284,791         284,791                  0         83,828,578              0.00%


                           Gross Charge-Off Ratio:                                                       0.00%
                           Maximum Charge-Off Ratio:                                                     2.50%


30+ DELINQUENCIES

                                                                                      MONTHLY
                           DELINQUENCIES      ADCPB                                DELINQUENCIES
                           -------------      -----                                -------------

           2 months prior   3,957,922      83,931,117                                    4.72%
           1 month prior    3,996,394      84,082,027                                    4.75%
           Current month    4,226,781      83,828,578                                    5.04%

                           Delinquency Ratio:                                            4.84%
                           Maximum Delinquency Ratio:                                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                No
                                                            -------------

      (b)  Issuer Delinquency Trigger Ratio                      No
                                                            -------------


GROSS DEFAULTS (>=180)

                                                             MONTHLY
                           GROSS DEFAULT     ADCPB         CHARGE-OFFS
                           -------------     -----         -----------

           Current                  0      83,828,578            0.00%


                 i A       Subordinated Percentage              10.00%
                   B       WAL of Remaining Leases               2.13
                ii         Two
                           Ratio (i/ii)                          2.34%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                              MONTHLY
                           DELINQUENCIES     ADCPB         DELINQUENCIES
                           -------------     -----         -------------
           2 months prior     446,572      83,931,117              0.53%
           1 month prior      392,982      84,082,027              0.47%
           Current month      635,527      83,828,578              0.76%


                           Issuer Delinquency Trigger Ratio:       0.59%
                           Maximum Ratio Allowed:                  2.50%


Early Amortization Event

  (1)  Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                         ----------------------

  (2)  Has a Gross Charge-Off Event Occurred?                      No
                                                         ----------------------

  (3)  Has a Delinquency Event Occurred?                           No
                                                         ----------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

        AGING/DELINQUENCY STATISTICS
                                                                                          % OF
                                                                            ADCPB          TOTAL
                                                                            -----         ------
        Current                                                            79,601,798       94.96%
        31-60 Days Past Due                                                 2,251,609        2.69%
        61-90 Days Past Due                                                 1,339,645        1.60%
        91+ Days Past Due                                                     635,527        0.76%
                                                                           ----------
        Total                                                              83,828,578      100.00%


        CERTIFICATE FACTORS

        Class A Notes                                                       1.0000000
        Class B-1 Notes                                                     1.0000000
        Class B-2 Notes                                                     1.0000000


        SUBSTITUTION LIMITS [SECTION 7]

        ADCPB as of Cut-Off Date                                        85,790,915.00
        Maximum Substitution (10% of Initial)                            8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)     4,289,545.75

        Prior month Cumulative ADCPB Substituted                         1,760,880.60
        Current month ADCPB Substituted                                    232,569.41
        Cumulative ADCPB Substituted                                     1,993,450.01

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts      585,442
        Current month ADCPB Substituted Defaulted Contracts                   284,791
        Cumulative ADCPB Substituted for Defaulted Contracts                  870,233

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE                                                                 NEW TRANSF.
FOR THE COLLECTION PERIOD ENDING 12/1/96                                           SECURITY   PROPERTY
                                                        LOCKBOX       COLLECTION   DEPOSIT    FUNDING   INTRA-MONTH     PAYMENT DATE
                                                        ACCOUNT         ACCOUNT     ACCOUNT    ACCOUNT   DISTRIBUTIONS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                329,297.83

LOCKBOX ACCOUNT
  Transfer of prior period Payments not yet
    transferred to Collection Account                    (158,653.09)
  Transfer of prior period Excluded Amounts not yet
    transferred                                           (29,349.65)
  Collections Received [5.02 (b)(d)]                    2,247,938.44
  Excluded Amounts [5.02 (d)][Definition]                (888,632.58)
  Collections on Deposit due Collection Account
    [5.02 (d)]                                         (1,190,764.95)

  Ending Balance @ 12/1/96                                309,836.00


COLLECTION ACCOUNT
  BEGINNING BALANCE @ 11/1/96                                           1,290,391.71

  ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/96
  Add:  Servicer Advance                                                  875,914.89
  Add:  Payments due Collection Account from last 2 business
    days prior period                                                     158,653.09
  Add:  Add'l transfers                                                         0.00
  Add: Amounts to Collection Acct from Security deposit account                 0.00
  Less: Total distributions on 11/11/96                                (2,324,959.69)
  ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/96
  Aggregate Amount of Actual Payments [6.01 b (i)]                      1,293,651.15
  Add: Servicer Advances [5.03][6.01 b (ii)]                                    0.00
  Add: Sch. Payments, Final Payments or Purchase Option from Sec.
    Deposit Account [6.01 b (iii)]                                              0.00
  Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                           0.00
  Add: Any Investment Earnings [6.01 b (v)]                                 3,488.75
  Add: Deposits from New Transferred Property Funding
    Account [6.01 b (vi)]                                                       0.00
  Add: Amount Payable to Class A Certificateholders under
    6.04 d [6.01 b(vii)]                                                        0.00
  Add: Advance Payments Due and Owing for Collection Period [6.01 c]            0.00
  Add: Security Deposits Related to Prepayment                                  0.00
  Add: Offset Amount as Provided by 5.12 [6.01 c]                               0.00
  Less: Amounts transferred to the New Transferred Property Funding
    Account [6.01 d]                                                            0.00
  Less: Amounts Sevicer Advanced but deems uncollectible [6.01 d]               0.00
  Less: Payments due Collection Acct. from last 2 business days
    in calendar mo.                                                             0.00

  Ending Balance @ 11/30/96 and 12/1/96                                 1,297,139.90

  Add: Servicer Advances to be deposited on Determination Date            931,359.79
  Add: Payments due Collection Acct from last 2 business days             158,566.24
  Add: Payments not yet transferred to the Collection Account                   0.00
  Add: Amounts to Collection Account from Security Deposit
    Account [6.02 c]                                                            0.00

  Adjusted Collection Account Balance                                   2,387,065.93

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                           129,521.55
     Add: Balance deposited on closing date                                                             0.00
     Add: Security Deposits [6.02 b]                                                                    0.00
     Less: Amounts to Collection Account [6.02 c]                                                       0.00
     Add:  Investment Earnings                                                                        558.69
                                                                                                      ------

     Ending Balance @ 11/30/96                                                                    130,080.24

     Less: Amounts to Collection Account [6.02 c]                                                       0.00

     Adjusted Security Deposit Account Balance                                                    130,080.24


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                             0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                 0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                                   ----
     Ending Balance @ 11/30/96                                                                                     0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]          1,868,381.06

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        (1,868,381.06)
                                                                                                          --------------
     Adjusted New Transferred Property Funding Account Balance                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                            2,387,065.93


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                      0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                  0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)    Unreimbursed Servicer Advances from current collection period                           0.00
            (B)    Unreimbursed Servicer Advances from prior collection period                             0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                         0.00

     (iv)   Current and unpaid Servicing Fees                                                         35,747.78

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                      929.44

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                       15,371.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                        291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                 421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]             21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]               23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]             0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                              0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                            0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts            1,868,380.92
            transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New Transferred Property          0.00
            Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                   0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                    0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                                     0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                                  0.00
            (C)    Servicing Charges inadvertently deposited in Collection Account                                       0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                      0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                          0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                        0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                     0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                  0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                       0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                          0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]                 0.00
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]                0.00
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                           0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                    0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                 0.00


     Reviewed By:


     ------------------------------------
     Craig Spencer
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

ADCPB BALANCE
Prior Month ADCPB                                                72,024,443.60
Initial ADCPB                                                    72,024,443.60
Current Month ADCPB (Before addition of New Property)            70,243,296.92
Base Principal Amount (Prior - Current)                           1,781,146.69
Add:  ADCPB of New Transferred Property                           1,781,194.46
Ending ADCPB (Current + ADCPB of New Property)                   72,024,491.37

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                       63,381,510.00
     Class A Certificate Rate                                             6.29%
     One twelfth of Class A Certificate Rate                              0.52%
     Class A Certificate Interest                                   332,224.75
     Prior Month Class A Overdue Interest                                 0.00

     Class A Interest Due                                           332,224.75
     Class A Interest Paid                                                0.00

     Current Month Class A Overdue Interest                         332,224.75

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                       63,381,510.00
     Class A Percentage                                                  88.00%
     Base Principal Amount                                        1,781,146.69
     Class A Base Principal Distribution Amount                           0.00
     Prior Month Class A Overdue Principal                                0.00
     Total A Note Principal Due                                           0.00

     Class A Principal Paid                                               0.00

     Class A Overdue Principal                                            0.00

     Current Month Class A Principal Balance                     63,381,510.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                      2,160,733.00
     Class B-1 Certificate Rate                                           7.01%
     One twelfth of Class B-1 Certificate Rate                            0.58%
     Class B-1 Certificate Interest                                  12,622.28
     Prior Month Class B-1 Overdue Interest                               0.00

     Class B-1 Interest Due                                          12,622.28
     Class B-1 Interest Paid                                         12,622.28

     Current Month Class B-1 Overdue Interest                             0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                      2,160,733.00
     Class B-1 Percentage                                                 3.00%
     Base Principal Amount                                        1,781,146.69
     Class B-1 Base Principal Distribution Amount                         0.00
     Prior Month B-1 Overdue Principal                                    0.00
     Total B-1 Note Principal Due                                         0.00

     Class B-1 Principal Paid                                             0.00


     Class B-1 Overdue Principal                                          0.00

     Current Month Class B-1 Principal Balance                    2,160,733.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                      1,800,611.00
     Class B-2 Certificate Rate                                           8.22%
     One twelfth of Class B-2 Certificate Rate                            0.69%
     Class B-2 Certificate Interest                                  12,334.19
     Prior Month Class B-2 Overdue Interest                               0.00

     Class B-2 Interest Due                                          12,334.19
     Class B-2 Interest Paid                                         12,334.19

     Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                      1,800,611.00
     Class B-2 Percentage                                                 2.50%
     Base Principal Amount                                        1,781,146.69
     Class B-2 Base Principal Distribution Amount                         0.00
     Prior Month B-1 Overdue Principal                                    0.00
     Total B-1 Note Principal Due                                         0.00

     Class B-2 Principal Paid                                             0.00

     Class B-2 Overdue Principal                                          0.00

     Current Month Class B-2 Principal Balance                    1,800,611.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


SERVICING FEE SCHEDULE

     Prior Month ADCPB                         72,024,444
     Servicer Fee Rate                             0.5000%
     One-twelfth                                   0.0417%
     Servicer Fee                               30,010.18

     Prior Servicer Fee Arrearage                    0.00
     Servicer Fee Due                           30,010.18

     Servicer Fee Paid                          30,010.18

     Current Servicing Fee Arrearage                 0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                         72,024,444
     Back-Up Servicer Fee Rate                     0.0200%
     One-twelfth                                   0.0017%
     Back-up Servicer Fee                        1,200.41

     Prior Back-Up Servicer Fee Arrearage            0.00
     Total Back-Up Servicer Fee Due              1,200.41

     Back-Up Servicer Fee Paid                   1,200.41

     Current Back-Up Servicing Fee Arrearage         0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                   291.67
     Trustee Fee Rate                              0.0100%

     Prior Trustee Fee Arrearage                     0.00
     Total Trustee Fee Due                         291.67

     Trustee Fee Paid                              291.67

     Current Trustee Fee Arrearage                   0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                63,381,510.00
     Premium Rate                                  0.0200%
     Prior Premium Arrearage                         0.00
     Premium Amount Due                         12,676.00

     Premium Amount Paid                        12,676.00

     Current Premium Arrearage                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

Restricting Event Calculations

       (a)  Event of Servicer Termination (Yes/No)                  No
                                                               -------------

       (b)  Certificate Insurer makes an Insured Payment            No
                                                               -------------

       (a)  Gross Charge-Off Event (Yes/No)                         No
                                                               -------------

       (b)  Delinquency Trigger Event                               No
                                                               -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
                                GROSS                               GROSS                                 MONTHLY
                              DEFAULTS      RECOVERIES           CHARGE-OFFS            ADCPB           CHARGE-OFFS

            2 months prior             0                0                          0            0             0.00%
            1 month prior              0                0                          0            0             0.00%
            Current                    0                0                          0   70,488,682             0.00%


                             Gross Charge-Off Ratio:                                                          0.00%
                             Maximum Charge-Off Ratio:                                                        2.50%


30+ DELINQUENCIES
                                                                                       MONTHLY
                             DELINQUENCIES    ADCPB                                  DELINQUENCIES

            2 months prior             0                0                                       0.00%
            1 month prior              0                0                                       0.00%
            Current month      2,591,745       70,488,682                                       3.68%

                             Delinquency Ratio:                                                 1.23%
                             Maximum Delinquency Ratio:                                         7.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

       (a)  Gross Defaults (>=180)                               No
                                                            -------------

       (b)  Issuer Delinquency Trigger Ratio                     No
                                                            -------------


GROSS DEFAULTS (>=180)

                                                                   MONTHLY
                             GROSS DEFAULTS   ADCPB              CHARGE-OFFS

            Current                    0       70,488,682                          0.00%


                  i A        Subordinated Percentage                               9.00%
                    B        WAL of Remaining Leases                               2.17
                 ii          Two
                             Ratio (i/ii)                                          2.08%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                   MONTHLY
                             DELINQUENCIES    ADCPB             DELINQUENCIES
            2 months prior             0                0                          0.00%
            1 month prior              0                0                          0.00%
            Current month         74,024       70,488,682                          0.11%


                             Issuer Delinquency Trigger Ratio:                     0.04%
                             Maximum Ratio Allowed:                                2.50%


EARLY AMORTIZATION EVENT

       (1)  Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                               ----------------

       (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                               ----------------

       (3)  Has a Delinquency Event Occurred?                         No
                                                               ----------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

        Aging/Delinquency Statistics
                                                                                                         % OF
                                                                                          ADCPB          TOTAL
        Current                                                                               67,896,937      96.32%
        31-60 Days Past Due                                                                    2,052,892       2.91%
        61-90 Days Past Due                                                                      464,828       0.66%
        91+ Days Past Due                                                                         74,024       0.11%
                                                                                              ----------
        Total                                                                                 70,488,682     100.00%


        Certificate Factors

        Class A Notes                                                                          1.0000000
        Class B-1 Notes                                                                        1.0000000
        Class B-2 Notes                                                                        1.0000000


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                                           72,024,443.60
        Maximum Substitution (10% of Initial)                                               7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)                        3,601,222.18

        Prior month Cumulative ADCPB Substituted                                                    0.00
        Current month ADCPB Substituted                                                        85,962.49
        Cumulative ADCPB Substituted                                                           85,962.49

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts                            0.00
        Current month ADCPB Substituted Defaulted Contracts                                         0.00
        Cumulative ADCPB Substituted for Defaulted Contracts                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE                                                             NEW TRANSF.
FOR THE COLLECTION PERIOD ENDING 12/1/96                                        SECURITY  PROPERTY
                                                     LOCKBOX      COLLECTION    DEPOSIT   FUNDING    INTRA-MONTH     PAYMENT DATE
                                                     ACCOUNT        ACCOUNT     ACCOUNT   ACCOUNT   DISTRIBUTIONS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                   0.00

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet
       transferred to Collection Account                     0.00
     Transfer of prior period Excluded Amounts
       not yet transferred                                   0.00
     Collections Received [5.02 (b)(d)]              1,471,227.20
     Excluded Amounts [5.02 (d)][Definition]          (572,418.50)
     Collections on Deposit due Collection
       Account [5.02 (d)]                             (763,955.30)

     Ending Balance @ 12/1/96                          134,853.40


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 11/1/96                                        0.00

     Activities related to Collection Period Ended 11/1/96
     Add:  Servicer Advance                                             0.00
     Add:  Payments due Collection Account from last 2 business
       days prior period                                                0.00
     Add:  Payments due Collection Account from  prior period
       deposited 10/1/96                                                0.00
     Add:  Add'l transfers                                              0.00
     Add: Amounts to Collection Acct from Security deposit account      0.00
     Less: Total distributions on 11/11/96                              0.00
     Activities related to Collection Period Ended 12/1/96
     Aggregate Amount of Actual Payments [6.01 b (i)]             840,057.19
     Add: Servicer Advances [5.03][6.01 b (ii)]                         0.00
     Add: Sch. Payments, Final Payments or Purchase Option from
       Sec. Deposit Account [6.01 b (iii)]                              0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                0.00
     Add: Any Investment Earnings [6.01 b (v)]                      1,121.28
     Add: Deposits from New Transferred Property Funding Account
       [6.01 b (vi)]                                                    0.00
     Add: Amount Payable to Class A Certificateholders under
       6.04 d [6.01 b(vii)]                                             0.00
     Add: Advance Payments Due and Owing for Collection
       Period [6.01 c]                                                  0.00
     Add: Security Deposits Related to Prepayment                       0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                    0.00
     Less: Amounts transferred to the New Transferred Property
       Funding Account [6.01 d]                                         0.00
     Less: Amounts Sevicer Advanced but deems uncollectible [6.01 d]    0.00
     Less: Payments due Collection Acct. from last 2 business days
       in calendar mo.                                                  0.00

     Ending Balance @ 11/30/96 and 12/1/96                        841,178.47

     Add: Servicer Advances to be deposited on
       Determination Date                                       1,227,529.31
     Add:Payments due Collection Acct from last 2 business days   113,798.38
     Add: Payments not yet transferred to the Collection Account        0.00
     Add: Amounts to Collection Account from Security Deposit
       Account [6.02 c]                                                 0.00

     Adjusted Collection Account Balance                        2,182,506.16

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                 0.00
     Add: Balance deposited on closing date                                                             0.00
     Add: Security Deposits [6.02 b]                                                                    0.00
     Less: Amounts to Collection Account [6.02 c]                                                       0.00
     Add:  Investment Earnings                                                                          0.00
                                                                                                        ----
     Ending Balance @ 11/30/96                                                                          0.00

     Less: Amounts to Collection Account [6.02 c]                                                       0.00

     Adjusted Security Deposit  Account Balance                                                         0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                  0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                      0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00

     Ending Balance @ 11/30/96                                                                                          0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]               1,781,194.46

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]             (1,781,194.46)
                                                                                                              --------------
     Adjusted New Transferred Property Funding Account Balance                                                          0.00

--------------------------------------------------------------------------------
FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                         2,182,506.16


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                   0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]               0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)     Unreimbursed Servicer Advances from current collection period                       0.00
            (B)     Unreimbursed Servicer Advances from prior collection period                         0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                     0.00

     (iv)   Current and unpaid Servicing Fees                                                      30,010.18

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                 1,200.41

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                    12,676.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                     291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]              332,224.75

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]          12,622.28

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]            12,334.19

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]          0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                           0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                         0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new
            Contracts 1,781,146.69 transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New
            Transferred Property 0.00 Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                   0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                               0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)     Unreimbursed Servicer Advances from prior periods                                                   0.00
            (B)     Servicer Fee and unpaid Servicer Fee                                                                0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                                     0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                     0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                         0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                       0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                    0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                               0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                 0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                      0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                         0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]                0.00
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]               0.00
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                          0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                   0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                0.00


     Reviewed By:



     --------------------------------
     Craig Spencer
     Chief Accounting Officer